Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                             The Montgomery Funds II

                    Supplement dated November 27, 2002 to the
                       Statement of Additional Information
                             dated October 31, 2002

The following four paragraphs are to be inserted on pages 32 and 33 of the Statement of Additional Information of The Montgomery Funds II, replacing the four paragraphs beginning with "Share Marketing Plan" and ending with "actually incurred."

        Share Marketing Plan. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

        On August 24, 1995, the Boards of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P shares of each Fund. Subsequently, the Trustees, including a majority of the Independent Trustees, approved the extension of the 12b-1 Plan to the Class A, Class B and Class C shares of certain Funds. Class R shares are not covered by the 12b-1 Plan.

        Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and Class A shares, and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

        The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Prior to October 31, 2001, the 12b-1 Plan reimbursed the Distributor only for expenses incurred. However, after October 31, 2001 under the new Rule 12b-1 Plan, the distribution fees paid to the Distributor, or otherwise, for any given period are not limited to the actual distribution expenses incurred, and the distribution fees may exceed the distribution expenses actually incurred.